UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2016

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware ------------	1-10706 ----------	38-1998421 ---------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 2.02 and 7.01	RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE

Comerica Incorporated (“Comerica”) today released its earnings for the quarter ended June 30, 2016 and announced details of its “GEAR Up” initiative. A copy of the press release and the presentation slides which will be discussed on Comerica's webcast earnings call are filed herewith as Exhibits 99.1 and 99.2, respectively, and a copy of a fact sheet related to the initiative is filed herewith as Exhibit 99.3.

The information reported in Items 2.02, 7.01 and 9.01 of this report (including Exhibits 99.1, 99.2 and 99.3 hereto) is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 2.05	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

In April 2016, Comerica announced the launch of a comprehensive review of its expense and revenue base with the objective to meaningfully enhance profitability, resulting in the Growth in Efficiency and Revenue (“GEAR Up”) initiative.

On July 19, 2016, Comerica announced initial actions related to the initiative. These actions consist of expected revenue enhancements (through expanded product offerings, enhanced sales tools and training, re-aligned employee incentives and enhanced customer analytics to drive opportunities) and expense reductions (through a reduction in workforce, streamlining of operational processes, real estate optimization including consolidating banking centers, selective outsourcing of technology functions and reduction of technology system applications). These initial actions are expected to be completed by year-end 2018, but full run-rate savings is expected to be recognized over a longer time horizon. Comerica committed to these actions in June 2016, but is still in the process of finalizing certain aspects of the initiative, including notifying some of the impacted employees.

The following table provides a summary of restructuring charges recorded in second quarter 2016 relating to the initial actions under the GEAR Up initiative:

Type of Cost	Amount (in millions)
Severance-related expenses	$46
Professional services and other charges	$7

Related to the initial GEAR Up initiative, Comerica expects to incur estimated total restructuring charges in the range of $140 - $160 million (pre-tax) through 2018 (including the restructuring charges already recorded in second quarter 2016). The following table provides a summary of Comerica's estimated restructuring charges (pre-tax) by major type of cost:

Type of Cost	Amount (in millions)
Employee-related expenses (cash severance payments)	$65 - $70
Facilities expenses
Non-cash (such as accelerated depreciation, facilities charges and impairments)	$10 - $11
Cash (such as decommission costs, remaining lease obligations and lease termination charges)	$25 - $29
Technology expenses (including non-cash impairments)	$10 - $15
Professional services and other charges (cash)	$30 - $35

The initial GEAR Up initiative includes approximately $140 million in pre-tax benefits expected to be achieved by fiscal year-end 2017 and an anticipated annual run-rate benefit of approximately $230 million by year-end 2018. Management will continue to identify additional opportunities to further enhance profitability.

Comerica will amend this Current Report on Form 8-K, or disclose in another periodic filing with the Securities and Exchange Commission, its commitment to further parts of the initiative within the timelines required by Securities and Exchange Commission rules and regulations.

The GEAR Up initiative is ongoing and the actual total costs and timing of the actions identified to-date may vary from those estimated due to changes in the scope or assumptions underlying the initiative.
Forward Looking Statements
Any statements in this filing that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this filing and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the GEAR Up initiative, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2015 and “Item 1A. Risk Factors” beginning on page 54 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this filing or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1    Press Release dated July 19, 2016
99.2    Earnings Presentation Slides
99.3    GEAR Up Fact Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By: /s/ John D. Buchanan
Name: John D. Buchanan
Title: Executive Vice President - Governance,
Regulatory Relations and Legal Affairs,
and Corporate Secretary

July 19, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 19, 2016

99.2	Earnings Presentation Slides

99.3	GEAR Up Fact Sheet